Exhibit 10.1          Stock Purchase Agreement.


                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of May 31, 2002, by and among Voice Media, Inc., a Nevada corporation, whose address is 2533 North Carson Street, Suite 1091, Carson City, Nevada 89706 (the "Seller") and Rick's Cabaret International, Inc., a Texas corporation, whose address is 505 North Belt, Suite 630 Houston, Texas 77060 (the "Buyer" or the "Company")

                              W I T N E S S E T H:

      WHEREAS, Seller owns 700,000 shares (the "Shares") of common stock of the Company; and

      WHEREAS, the Seller desires to sell the Shares to the Buyer and the Buyer desire to purchase the Shares from the Seller, on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                           SALE AND PURCHASE OF STOCK

1.1   Sale and Purchase of Stock. Upon the terms and subject to the conditions
      --------------------------
      set forth in this Agreement, on the Closing Date (as hereinafter defined), the Seller shall assign, transfer and sell the Shares to the Buyer.

1.2   Purchase Price. In consideration for such assignment, transfer and sale by
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      the Seller of the Shares to Buyer, Buyer shall pay to Seller the purchase price of $918,700.00 (the "Purchase Price") for the Shares, payable as follows:

      (a)   The amount of $229,675.00 due on January 10, 2003.

      (b)   The amount of $229,675.00 due on January 10, 2004.

      (c)   The amount of $229,675.00 due on January 10, 2005.

      (d) A final payment in the amount of $229,675.00 due on January 10, 2006.


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                                     ARTICLE
                         CLOSING; PROCEDURES AT CLOSING

     2.1  Closing.  The  consummation of the purchase and sale and assignment of
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     the Shares pursuant hereto (the "Closing") shall be effective as of May 31,
     2002, and shall take place at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 or at such other time and place as the Seller and the Buyer may mutually agree in writing (the "Closing Date").

     2.2 Closing Deliveries By the Seller. On the Closing Date, the Seller shall
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     deliver, or cause to be delivered to the Buyer, the Certificates evidencing the Shares duly endorsed for assignment and transfer to the Buyer, or with appropriate stock transfer powers, and such other instruments or documents as the Buyer may reasonably request.

     2.3  Closing  Deliveries  and  by the Buyer. On the Closing Date, the Buyer
          --------------------------------------
     shall deliver or cause to be delivered to the Seller such instruments or documents as the Seller may reasonably request.

                                   ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF SELLER AND RON LEVI

The  Seller  represents  and  warrants  to  the  Buyer  as  follows:

     3.1  Organization. Seller is a corporation duly organized, validly existing
          ------------
     and in good standing under the laws of the State of Nevada, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions which the conduct of such business requires such qualification and which the failure to be so qualified or licensed would have a material adverse effect on the business of the Seller. All of such issued and outstanding shares of common stock of Seller are duly authorized, validly issued, fully paid and non-assessable.

     3.2.  Authorization.  The  Seller  has  all  requisite  corporate power and
           -------------
     authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and
     (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever


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      upon  any  of  the  Shares.  This  Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute the valid and legally binding obligations of the Seller enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     3.3.  Ownership  of  the Shares. The Seller owns beneficially and of record
           -------------------------
     all of the Shares free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances or other restrictions.

     3.4 Transfer of the Shares. The Seller has the unrestricted right and power
         ----------------------
     to transfer, convey, assign and deliver full ownership of the Shares without the consent or agreement of any other person.

     3.5  Access to Information of Buyer. The sole director and president of the
          ------------------------------
     Buyer is presently a director of the Seller. The Seller owns more than 10% of the Buyer. The Seller has received, or has had access to, and has had sufficient opportunity to review, all books, records, financial information and other information of the Buyer which the Seller considers necessary or advisable to enable it to make a decision concerning its sale of the Shares, and that it possesses such knowledge and experience in financial and business matters that renders it capable of evaluating the merits and risks of selling the Shares hereunder. The Seller has reviewed the Form 10-KSB of the Buyer for the fiscal year ended September 30, 2001, and the subsequent Form 10-QSBs for the Quarters ended December 31, 2001 and March 31, 2002, and it is knowledgeable about the business prospects of the Buyer.

     3.6  Disclosure.  The  representations  and  warranties  contained  in this
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     Agreement  with respect to Seller to do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Agreement not misleading.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

The  Buyer  represents  and  warrants  to  the  Seller  as  follows:

     4.1.  Organization.  The  Buyer  is  a  corporation duly organized, validly
           ------------
     existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions which the conduct of such


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      business  requires  such  qualification  and  which  the  failure to be so qualified or licensed would have a material adverse effect on the business of the Buyer. All of such issued and outstanding shares of common stock of the Buyer are duly authorized, validly issued, fully paid and non-assessable.

     4.2.  Authorization.  The  Buyer  has  all  requisite  corporate  power and
           -------------
     authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement and the performance by the Buyer of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and
     (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of the Buyer. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Buyer in connection herewith constitute the valid and legally binding obligations of the Buyer enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     4.3  Disclosure.  The  representations  and  warranties  contained  in this
          ----------
     Agreement with respect to each Buyer do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Agreement not misleading.

                                    ARTICLE V
                            CONDITIONS TO THE CLOSING

The obligations of Seller to sell the Shares and Buyer to purchase the Shares shall be subject to the simultaneous or prior fulfillment of each of the following conditions:

     5.1 Authorization of Sale. All corporate action necessary by the Seller and
         ---------------------
     the Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby shall have been duly and validly taken.

     5.2  Consents.  All  consents,  authorizations, orders and approvals of (or
          --------
     filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

     5.3  Documents.  The  Seller  and the Buyer shall have furnished each other
          ---------
     with all documents, certificates, endorsements, stock powers and other instruments required to be furnished to the other party pursuant to the terms of this Agreement.

     5.4  Representations  and  Warranties  Correct.  The  representations  and
          -----------------------------------------
     warranties of Seller and the Buyer contained in herein shall be true and correct as of the Closing Date.

                                   ARTICLE VI
                                INDEMNIFICATION

     6.1  Indemnification from the Seller. The Seller hereby agrees to and shall
          -------------------------------
     indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, and its directors, officers, employees, affiliates, assigns, agents, legal counsel successors and assigns harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by them arising from (a) any misrepresentation by, or breach of any covenant or warranty of the Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by the Seller hereunder, (b) any nonfulfillment of any agreement on the part of the Seller under this Agreement, or (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Buyer hereunder.

     6.2  Indemnification  from  the Buyer. The Buyer hereby agrees to and shall
          --------------------------------
     indemnify, defend (with legal counsel reasonably acceptable to the Seller) and hold the Seller, and its directors, officers, employees, affiliates, assigns, agents, legal counsel, successors and assigns harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by them, arising from (a) any misrepresentation by, or breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; (b) any nonfulfillment of any agreement on the part of Buyer under this Agreement; or (c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to the Seller hereunder.

     6.3  Defense  Of  Claims.  If  any  lawsuit  or enforcement action is filed
          -------------------
     against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     6.4  Default  Of  Indemnification  Obligation.  If  an entity or individual
          ----------------------------------------
     having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                   ARTICLE VII
                               GENERAL PROVISIONS

     7.1  Notices. Any notice, request, instrument or other document to be given
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     hereunder  shall be in writing and shall be deemed delivered on the date of delivery when delivered personally, or one day after dispatch when sent by a reputable overnight delivery service maintaining records or receipt, or three days after dispatch when sent by certified or registered mail, return receipt requested, postage prepaid:

If  to  the  Seller:
Voice  Media,  Inc.
2533  North  Carson  Street,  Suite  1091
Carson  City,  Nevada  89706



                    With  a  copy  to:

                    Howard L. Rosoff
                    Rosoff, Schiffres & Barta
                    11755 Wilshire Boulevard, Suite 1450
                    Los Angeles, California  90025


If  to  the  Buyer:

Rick's Cabaret International, Inc.
Attn:  Eric  Langan
505  North Belt,  Suite  630
Houston,  Texas  77060
     With a copy to:

Robert D. Axelrod
Axelrod, Smith & Kirshbaum
5300 Memorial Drive,  Suite 700
Houston, Texas  77007

     7.2  Entire  Agreement.  This  Agreement  constitutes  the entire agreement
          -----------------
     between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

     7.3  Governing  Law.  This Agreement shall be governed by, and construed in
          --------------
     accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     7.4  Headings.  The  descriptive  headings  contained in this Agreement are
          --------
     included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.5  Number,  Gender.  Whenever the context so requires, the singular shall
          ---------------
     include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

     7.6 Severability. Wherever possible, each provision of this Agreement shall
         ------------
     be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalidated under applicable law, such provision shall be ineffective to the extent of such provision and the remaining provisions of this Agreement shall remain fully effective.

     7.7  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          ------------
      counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     7.8  Assignment; Successors. This Agreement shall be binding upon and shall
          ----------------------
     inure to the benefit of the parties hereto, their respective successors, successors in title, and lawful assigns. No party shall have the right to assign this Agreement, or any interest under this Agreement, without the prior written consent of the other party.

     7.9  Costs  And Expenses. The Seller shall pay all of the fees and expenses
          -------------------
     incurred by it and the Buyer shall pay all of the fees and expenses incurred by it, in negotiating and preparing this Agreement and in consummating the transactions contemplated by this Agreement.


                      [SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first written above.

                                        SELLER:
                                        Voice Media, Inc.
                                        By:    /s/ Ron Levi
                                        Ron Levi, Sole Director and
                                        President

                                        BUYER:
                                        Rick's Cabaret International, Inc.
                                        By:  /s/ Eric Langan
                                        Eric Langan, President


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